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                                 EXHIBIT 23(d)

                         CONSENT OF STEGMAN & COMPANY
                         ----------------------------


  We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 6, 1997, which appears in The Peoples Bank of Elkton's Annual Report for the years ended December 31, 1996, 1995 and 1994, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    Stegman & Company


                                    By:  /s/ Stegman & Company
                                         ------------------------------


Towson, Maryland
June 2, 1997